UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2026

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
206 E. 9th Street
Suite 1400
Austin, Texas 78701
(Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: (888) 512-8906
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01 Other Events.
On April 6, 2026, the Company announced that its Board of Directors has approved the repurchase of up to an additional $500 million of the Company’s common stock, bringing the Company’s total repurchase authorization to $1.5 billion (together, the “Share Repurchase Program”). Under the Share Repurchase Program, the Company has repurchased 413,130 shares of its outstanding Class A common stock at an average price of $364.57 per share, for an aggregate purchase price of $150.6 million.
The Share Repurchase Program does not have a fixed expiration date and does not obligate the Company to acquire any specific number of shares. Repurchases may be made from time to time using a variety of methods, including open market purchases, privately negotiated transactions, Rule 10b5-1 trading plans and other means. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will depend on a variety of factors, including legal requirements, price and economic and market conditions. The Company currently expects to use the Share Repurchase Program opportunistically depending on the market price of the common stock and other factors, and there can be no assurance that any shares will be repurchased under the Share Repurchase Program.
Forward-Looking Statements
This Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding the Share Repurchase Program and the factors that will impact the amount and timing of purchases, if any, thereunder. A number of factors could cause outcomes to differ materially from our statements, including the risks and uncertainties included in our filings with the Securities and Exchange Commission, particularly under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K. Accordingly, you should not place undue reliance on these forward-looking statements. All forward-looking statements are based on information currently available to us, and we do not assume any obligation to update any statement to reflect changes in circumstances or our expectations.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated April 6, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: April 6, 2026	/s/ Burt W. Podbere
Burt W. Podbere
Chief Financial Officer

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